UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2006 (August 7, 2006)
_________________
LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Powell Court, Suite 200 Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)
(615) 372-8500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations
     Item 1.01. Entry into a Material Definitive Agreement.
Effective August 7, 2006, the Board of Directors of LifePoint Hospitals, Inc. (the “Company”) appointed Paul D. Gilbert to the office of Senior Vice President, General Counsel and Secretary of the Company and designated Mr. Gilbert as an executive officer of the Company, as defined in Rule 3b-7 of the Rules and Regulations promulgated under the Securities Exchange Act.
Effective August 7, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company approved Mr. Gilbert’s base salary of $375,000 with a guaranteed minimum bonus of $187,500 for 2006. In addition, the Compensation Committee approved the award of 10,000 shares of restricted stock and the grant of 20,000 nonqualified stock options to Mr. Gilbert, and Mr. Gilbert entered into a Restricted Stock Award Agreement and a Nonqualified Stock Option Agreement. The Compensation Committee granted the restricted stock awards and the nonqualified stock options pursuant to the Company’s Amended and Restated Long-Term Incentive Plan. The restricted stock awards granted to Mr. Gilbert vest on August 7, 2009, provided that Mr. Gilbert remains employed by the Company on such date. The nonqualified stock options granted to Mr. Gilbert vest in three equal annual installments on the first, second and third anniversaries of the date of grant.
A copy of the Company’s press release announcing the appointment of Mr. Gilbert is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Section 9 Financial Statements and Exhibits.
     Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

10.1	Amended and Restated 1998 Long-Term Incentive Plan incorporated by reference from exhibits to the Current Report on Form 8-K of LifePoint Hospitals, Inc., File No. 000-51251, filed July 7, 2005;

10.2	Form of LifePoint Hospital’s Inc. Restricted Stock Award Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251;

10.3	Form of LifePoint Hospital’s Inc. Nonqualified Stock Option Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251; and

99.1	Press Release of LifePoint Hospitals, Inc., dated August 10, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2006	LIFEPOINT HOSPITALS, INC.
	By:	/s/ Michael J. Culotta
Michael J. Culotta
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

10.1	Amended and Restated 1998 Long-Term Incentive Plan incorporated by reference from exhibits to the Current Report on Form 8-K of LifePoint Hospitals, Inc., File No. 000-51251, filed July 7, 2005;

10.2
Form of LifePoint Hospital’s Inc. Restricted Stock Award Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251;

10.3
Form of LifePoint Hospital’s Inc. Nonqualified Stock Option Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251; and

99.1	Press Release of LifePoint Hospitals, Inc., dated August 10, 2006.